                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      30
                   DIVIDEND REINVESTMENT PLAN      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33
                 RESULTS OF SHAREHOLDER VOTES      34

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VKS
------------------------------

                                                  MARKET(1)    NAV(2)
--------------------------------------------------------------------------
One-year total return                               24.99%      13.14%
--------------------------------------------------------------------------
Five-year average annual total return                8.87%       7.18%
--------------------------------------------------------------------------
Life-of-Trust average annual total return            5.03%       5.69%
--------------------------------------------------------------------------
Commencement date                                              1/22/93
--------------------------------------------------------------------------

Distribution rate as a % of closing common
share price(3)                                                   6.14%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                   10.08%
--------------------------------------------------------------------------
Preferred share (Series A) rate(5)                              1.779%
--------------------------------------------------------------------------
Preferred share (Series B) rate(5)                              1.690%
--------------------------------------------------------------------------
Net asset value                                                 $14.75
--------------------------------------------------------------------------
Closing common share price                                    $13.2800
--------------------------------------------------------------------------
One-year high common share price (09/18/01)                   $13.5500
--------------------------------------------------------------------------
One-year low common share price (11/20/00)                    $11.0625
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  69.0%   [PIE CHART]
- AA/Aa..............   7.6%
- A/A................   5.5%
- BBB/Baa............  13.1%
- BB/Ba..............   2.8%
- Non-Rated..........   2.0%
As of October 31, 2000
- AAA/Aaa............  67.3%   [PIE CHART]
- AA/Aa..............   7.0%
- A/A................   5.4%
- BBB/Baa............  16.9%
- BB/Ba..............   3.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0580
12/00                                                                           0.0560
1/01                                                                            0.0560
2/01                                                                            0.0560
3/01                                                                            0.0560
4/01                                                                            0.0560
5/01                                                                            0.0560
6/01                                                                            0.0615
7/01                                                                            0.0615
8/01                                                                            0.0615
9/01                                                                            0.0680
10/01                                                                           0.0680

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            18.00                              12.80
Health Care                                                                15.50                              20.60
Public Education                                                           13.60                               8.20
Retail/Electric/Gas/Telephone                                              12.10                               9.80
Transportation                                                              6.50                               7.50

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1993 through October 2001)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/93                                                                      14.0300                            15.0000
                                                                          13.9600                            15.1250
                                                                          14.1600                            14.2500
                                                                          14.7200                            14.5000
12/93                                                                     15.3100                            14.7500
                                                                          15.1100                            14.2500
                                                                          13.3400                            12.6250
                                                                          13.2200                            12.3750
12/94                                                                     12.9500                            11.6250
                                                                          12.2600                            10.8750
                                                                          13.4700                            12.2500
                                                                          13.3300                            11.6250
12/95                                                                     13.5400                            11.6250
                                                                          14.0700                            12.0000
                                                                          13.4300                            11.8750
                                                                          13.2300                            11.6250
12/96                                                                     13.5500                            11.7500
                                                                          13.7800                            11.6250
                                                                          13.4500                            11.3750
                                                                          13.9300                            12.5620
12/97                                                                     14.3200                            12.9375
                                                                          14.6200                            13.1250
                                                                          14.5800                            13.1875
                                                                          14.6000                            13.3125
12/98                                                                     14.9800                            13.8750
                                                                          14.7500                            13.9375
                                                                          14.6400                            13.6875
                                                                          13.9500                            13.0000
12/99                                                                     13.4700                            11.6250
                                                                          12.9900                            11.6875
                                                                          13.3300                            11.1875
                                                                          13.2900                            11.3750
                                                                          13.5600                            11.5625
12/00                                                                     14.3100                            11.6125
                                                                          14.4500                            12.4100
                                                                          14.2400                            12.3300
                                                                          14.6300                            13.1500
10/01                                                                     14.7500                            13.2800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [HANEY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2001. TIMOTHY HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 24.99 percent based on market price. This reflects an increase in market price from $11.25 per share on October 31, 2000, to $13.28 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our strategies for the period
revolved around maximizing the trust's total return within a disciplined interest rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems, and their well-publicized difficulties had caused a wave of rating downgrades across the industry. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered good yields with potential for spread tightening and price appreciation. In fact, healthcare bonds turned out to be one of the best-performing sectors this year, as credit conditions in the healthcare market seemed to have turned up and the general level of demand for higher-yielding municipal bonds increased.

    We pursued a similar strategy in the energy sector, where we found what we believe are several attractively priced issues with credit fundamentals that matched our investment profile. These purchases increased the trust's exposure to utilities (electric/gas) from 9.48 percent to 11.87 percent of long-term investments.

    We also trimmed the portfolio's exposure to industrial revenue bonds. This sector's prospects are directly linked to the health of the industrial segment of the U.S. economy. We thought that the problems faced by the economy were sufficiently deep to merit caution, and so we have avoided making any new investments there in order to protect the trust's assets from economic risk. At the same time, we adjusted the trust's risk profile by selling those holdings we deemed to be most at risk. Many of the bonds we sold were in the paper industry, which has been particularly hard hit by this environment. Over the period, these sales helped reduce the trust's exposure to industrial revenue bonds from 9.2 percent to 5.7 percent of long-term investments.

    Another sector adjustment over the period was a general reduction in the trust's airline bond holdings. We sold out of many of these positions well before September 11, and some others were called. That said, the trust did have exposure to bonds backed by airlines through the end of the period. These bonds experienced price declines along with the sector, though the trust remains well diversified and has holdings across four different issuers. While we are concerned about the sector in light of the damage that has been done to the travel industry, our strategy for these holdings has been to wait for a more opportune time to sell out of the positions.

    Our broader strategy with regard to sectors continued to be focused on capturing relative value trends. In most cases, our rotations into and out of sectors were the result of active relative-value trades of high-grade bonds. These bonds were often insured, a structure that de-emphasizes the importance of the bond's sector by reducing its credit risk. They are also highly liquid, an attribute that makes them easier and more efficient to trade.

    We also adjusted the trust's maturity structure to take advantage of changing valuations. As bonds reached their price targets, we often sold them out of the portfolio and reinvested the proceeds into premium coupon intermediate bonds. These issues offer the potential double benefit of strong income and the moderate volatility of intermediate issues. The bulk of our purchases using this strategy were in the 15-year range.

    The intermediate coupon bonds we purchased were also highly rated, and contributed to a general increase in the trust's credit profile. This increase was also the result of heavy call activity, which led to a general reduction in the trust's allocation to lower-rated, higher-coupon credits as they were called away by their issuers. In many cases, these issues' ratings increased dramatically after they were prerefunded. This process entails creating a trust for redeeming the bonds that is funded by Treasuries, which in effect removes issue-specific credit risk and lifts the bonds' credit rating to AAA. Of course, falling interest rates also played a part as rates declined over the period, the trust's higher rated credits outperformed and so grew to comprise a larger part of the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  98.7%
           ALABAMA  2.0%
$ 5,000    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd)......................   5.000%   08/15/15   $  5,063,850
                                                                             ------------
           ARIZONA  1.2%
  1,000    Coconino Cnty, AZ Pollutn Ctl Corp Rev NV
           Pwr Co Ser B...............................   5.800    11/01/32        937,390
  2,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn
           Ctl Rev El Paso Elec Ser E Rfdg (Var Rate
           Cpn).......................................   6.150    12/01/14      2,028,640
                                                                             ------------
                                                                                2,966,030
                                                                             ------------
           ARKANSAS  0.4%
  1,000    Jefferson Cnty, AR Hosp Rev Regl Med Ctr
           Impt & Rfdg................................   5.850    06/01/26      1,027,770
                                                                             ------------

           CALIFORNIA  12.1%
  3,330    Anaheim, CA Ctfs Partn Anaheim Mem Hosp
           Assn Rfdg (Escrowed to Maturity)
           (AMBAC Insd)...............................   5.000    05/15/13      3,478,451
 20,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj Ser C (FSA
           Insd)......................................    *       09/01/25      5,755,600
  2,500    California Hlth Fac Auth Rev Kaiser
           Permanente Med Ctr (Var Rate Cpn)..........   5.450    10/01/13      2,526,350
  6,420    California Pollutn Ctl Fin Auth Pollutn Ctl
           Rev Pacific Gas & Elec Ser B (MBIA Insd)...   6.350    06/01/09      6,638,922
    705    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (Var Rate Cpn) (GNMA
           Collateralized)............................   7.800    02/01/28        819,090
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Rfdg (a)............... 0/5.800    01/15/20      3,327,200
  2,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
           Sr Lien Ser A Rfdg (FSA Insd)..............   5.500    10/01/18      2,234,260
  1,300    Paramount, CA Redev Agy Tax Alloc (MBIA
           Insd)......................................   6.250    08/01/23      1,402,050

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$13,880    San Joaquin Hills, CA Tran Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd)......................................   *       01/15/28   $  3,501,785
  4,000    Whisman, CA Sch Dist Cap Apprec Ser D (FSA
           Insd)......................................   *       02/01/25      1,189,440
                                                                            ------------
                                                                              30,873,148
                                                                            ------------
           COLORADO  4.1%
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @ 08/31/05)
           (Var Rate Cpn).............................  7.000%   08/31/26      1,175,950
  1,000    Colorado Ed & Cultural Fac Charter Sch Univ
           Lab Sch Proj...............................  6.250    06/01/31      1,009,540
  1,000    Colorado Hlth Fac Auth Rev Hosp Parkview
           Med Ctr Proj...............................  6.500    09/01/20      1,054,870
  1,875    Colorado Hsg Fin Auth Multi-Family Hsg Insd
           Mtg Ser A..................................  6.800    10/01/37      1,972,631
    685    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser C1.....................................  7.550    11/01/27        726,895
    555    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser F......................................  8.625    06/01/25        591,691
  3,000    Denver, CO City & Cnty Arpt Rev Ser A (FSA
           Insd)......................................  5.000    11/15/25      2,924,160
  1,000    Denver, CO City & Cnty Arpt Rev Ser A Rfdg
           (FGIC Insd)................................  5.000    11/15/17        993,980
                                                                            ------------
                                                                              10,449,717
                                                                            ------------
           CONNECTICUT  1.3%
  1,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement (b).....  6.400    09/01/11      1,620,750
  1,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement
           (Prerefunded @ 09/01/07) (b)...............  6.400    09/01/11      1,753,305
                                                                            ------------
                                                                               3,374,055
                                                                            ------------
           GEORGIA  1.5%
  1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
           (FGIC Insd)................................  5.500    01/01/12      1,601,401
  2,000    Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
           (FGIC Insd)................................  5.500    01/01/12      2,236,940
                                                                            ------------
                                                                               3,838,341
                                                                            ------------
           ILLINOIS  10.1%
  5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
           Ser A (FGIC Insd)..........................   *       12/01/27      1,239,600
  5,500    Chicago, IL Brd of Ed Cap Apprec Sch Reform
           Ser B-1 (FGIC Insd)........................   *       12/01/28      1,288,485

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 4,335    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd)......................................   *       01/01/30   $    971,777
  2,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airl Proj Ser B Rfdg................  5.200%   04/01/11      1,333,540
  3,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....  5.000    01/01/31      2,961,240
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....  5.500    01/01/38      5,219,300
    950    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A (ACA Insd)................  6.500    12/01/08      1,073,319
  1,635    Cook Cnty, IL Sch Dist No 100 Berwyn South
           (FSA Insd).................................  8.100    12/01/15      2,236,713
  5,000    Cook Cnty, IL Ser A (FGIC Insd)............  5.500    11/15/31      5,212,750
  2,000    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
           Sys Ser A..................................  6.125    07/01/31      2,009,640
  1,000    Illinois Hlth Fac Auth Rev Midwest
           Physician Grp Ltd Rfdg.....................  5.500    11/15/19        828,890
  3,000    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd)......................................   *       12/01/16      1,432,770
                                                                            ------------
                                                                              25,808,024
                                                                            ------------
           INDIANA  4.4%
  3,065    Allen Cnty, IN War Mem Coliseum Additions
           Bldg Corp Ser A (AMBAC Insd)...............  5.750    11/01/25      3,299,381
  3,505    East Chicago, IN Elem Sch Bldg Corp First
           Mtg Rfdg (AMBAC Insd)......................  6.250    01/05/16      4,129,556
    540    La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
           Porte Hosp Inc Rfdg (Escrowed to
           Maturity)..................................  6.000    03/01/02        546,723
  3,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
           (Var Rate Cpn).............................  6.375    11/01/29      3,149,940
                                                                            ------------
                                                                              11,125,600
                                                                            ------------
           IOWA  2.0%
  5,000    Muscatine, IA Elec Rev Rfdg (Prerefunded @
           01/01/02) (AMBAC Insd).....................  6.125    01/01/12      5,130,800
                                                                            ------------

           KANSAS  2.6%
  5,000    Burlington, KS Pollutn Ctl KS Gas & Elec Co
           Proj Rfdg (MBIA Insd) (c)..................  7.000    06/01/31      5,118,700
  1,000    Overland Park, KS Dev Corp Rev First Tier
           Overland Park Ser A........................  7.375    01/01/32      1,039,340
    500    Wichita, KS Hosp Rev Fac Ser III Impt &
           Rfdg.......................................  5.500    11/15/22        507,220
                                                                            ------------
                                                                               6,665,260
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           LOUISIANA  1.4%
$ 2,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500%   12/01/21   $  2,177,720
  1,250    St Charles Parish, LA Pollutn Ctl Rev LA
           Pwr & Lt Co Proj (FSA Insd)................  7.500    06/01/21      1,279,975
                                                                            ------------
                                                                               3,457,695
                                                                            ------------
           MARYLAND  5.1%
  6,325    Maryland St Hlth & Higher Ed Fac Auth Rev
           Greater Baltimore Med Ctr Rfdg (FGIC
           Insd)......................................  5.000    07/01/13      6,493,055
  6,270    Maryland St Hlth & Higher Ed Fac Auth Rev
           Subn Hosp Rfdg (AMBAC Insd)................  5.000    07/01/13      6,450,262
                                                                            ------------
                                                                              12,943,317
                                                                            ------------
           MASSACHUSETTS  0.8%
  1,705    Massachusetts St Hlth & Ed Fac Auth Rev Vly
           Regl Hlth Sys Ser C (Connie Lee Insd)......  7.000    07/01/09      2,042,846
                                                                            ------------

           MICHIGAN  4.3%
  1,250    Avondale, MI Sch Dist Rfdg (AMBAC Insd)....  4.750    05/01/22      1,206,325
  2,500    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
           Insd)......................................  4.750    07/01/25      2,395,275
  2,000    Kent Hosp Fin Auth MI Rev Spectrum Hlth Ser
           A..........................................  5.500    01/15/31      2,016,740
  2,745    Michigan Muni Bond Auth Rev St Revolving
           Fd.........................................  5.400    10/01/14      2,851,259
  1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
           Oblig Group Rfdg...........................  5.625    11/15/36        993,300
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Hsg Orion Four Ser A (Var Rate
           Cpn).......................................  6.250    08/01/39      1,541,190
                                                                            ------------
                                                                              11,004,089
                                                                            ------------
           MISSISSIPPI  2.8%
  1,000    Gulfport, MS Hosp Fac Rev Mem Hosp at
           Gulfport Proj A (d)........................  5.750    07/01/31      1,006,760
  2,000    Mississippi Business Fin Corp Sys Energy
           Res Inc Proj...............................  5.875    04/01/22      1,982,280
  1,990    Mississippi Home Corp Single Family Rev Mtg
           Ser C (Var Rate Cpn) (GNMA
           Collateralized)............................  7.600    06/01/29      2,339,464
    900    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized) (Var Rate
           Cpn).......................................  7.550    12/01/27        997,065
    712    Mississippi Home Corp Single Family Rev Ser
           D (GNMA Collateralized)....................  8.100    12/01/24        774,136
                                                                            ------------
                                                                               7,099,705
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           MISSOURI  2.4%
$   600    Missouri St Hsg Dev Comm Mtg Rev Single
           Family Homeowner Ln Ser A (GNMA
           Collateralized)............................  7.200%   09/01/26   $    648,846
  1,750    OTC Pub Bldg Corp MO Rev Leasehold Ozarks
           College Proj Imprt & Rfdg (FSA Insd).......  5.000    03/01/22      1,746,552
  2,585    St Louis, MO Arpt Rev......................  6.000    01/01/05      2,676,535
  1,000    St Louis, MO Indl Dev Auth Rev Sr Lien St
           Louis Convention Ser A.....................  6.875    12/15/20      1,042,950
                                                                            ------------
                                                                               6,114,883
                                                                            ------------
           NEBRASKA  1.3%
  3,155    Douglas Cnty, NE Sch Dist Ser B............  5.000    12/15/18      3,218,857
                                                                            ------------

           NEVADA  1.0%
  1,405    Nevada Hsg Div Single Family Pgm Mezz Ser E
           (FHA/VA Gtd)...............................  6.900    10/01/11      1,467,649
  1,000    Washoe Cnty, NV Wtr Fac Rev Var Sierra Pac
           Pwr Co Rfdg (Var Rate Cpn).................  5.750    03/01/36      1,025,530
                                                                            ------------
                                                                               2,493,179
                                                                            ------------
           NEW JERSEY  3.1%
  2,000    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10      2,013,460
  2,000    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj..................  6.250    09/15/29      1,477,600
  2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ
           American Wtr Co Inc Proj Ser A (FGIC
           Insd)......................................  6.875    11/01/34      2,783,000
    775    New Jersey Hlthcare Fac Fin Auth Rev
           Trinitas Hosp Oblig Grp....................  6.500    07/01/02        786,726
    830    New Jersey Hlthcare Fac Fin Auth Rev
           Trinitas Hosp Oblig Grp....................  6.500    07/01/03        858,137
                                                                            ------------
                                                                               7,918,923
                                                                            ------------
           NEW YORK  9.6%
  3,000    Metropolitan Trans Auth NY Trans Fac Rev
           Ser B (FGIC Insd)..........................  4.750    07/01/26      2,871,630
  1,000    New York City Indl Dev Agy Civic Fac Rev
           Touro College Proj Ser A...................  6.350    06/01/29        918,150
  2,520    New York City Ser B (Prerefunded @
           08/15/04)..................................  7.250    08/15/19      2,880,461
  5,000    New York City Ser B1 (Prerefunded @
           08/15/04)..................................  7.000    08/15/16      5,681,600
      5    New York City Ser C........................  7.250    08/15/24          5,019

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,000    New York City Ser G........................  5.750%   02/01/14   $  2,157,020
  5,000    New York City Ser H (MBIA Insd)............  5.250    03/15/14      5,339,900
  4,350    Triborough Brdg & Tunl Auth NY Rev Gen Purp
           Ser A......................................  5.000    01/01/12      4,466,536
                                                                            ------------
                                                                              24,320,316
                                                                            ------------
           OHIO  4.2%
  1,000    Akron, OH Ctfs Partn Akron Muni Baseball
           Stad Proj (a).............................. 0/6.500   12/01/07      1,109,640
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj.......................................  7.500    01/01/30      1,086,660
  1,000    Delaware Cnty, OH Hlthcare Fac Rev Mtg
           Centrum at Willow Brook (FHA Gtd)..........  6.550    02/01/35      1,071,130
  2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg.......................................  6.000    05/15/05      2,141,074
  1,000    Miami Cnty, OH Hosp Fac Impt Upper Vly Med
           Ctr Ser C Rfdg.............................  6.000    05/15/06      1,059,300
  2,950    Ohio Hsg Fin Agy Mtg Rev Residential Ser
           A-1 (GNMA Collateralized) (Var Rate Cpn)...  6.050    09/01/17      3,145,733
  1,030    Toledo Lucas Cnty, OH Port Auth Northwest
           OH Bd Fd Ser C.............................  6.000    05/15/11      1,073,621
                                                                            ------------
                                                                              10,687,158
                                                                            ------------
           OKLAHOMA  0.4%
  1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)...............................  6.250    11/01/22      1,122,940
                                                                            ------------

           OREGON  1.2%
  2,670    Multnomah Cnty, OR Sch Dist 007 Reynolds
           (Sch Brd Gtd)..............................  5.625    06/15/14      2,960,683
                                                                            ------------

           PENNSYLVANIA  10.2%
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partners Proj Rfdg (LOC: Paribas & Union Bk
           of CA Intl)................................  6.650    05/01/10      1,069,550
  2,250    Delaware Cnty, PA Auth Hlthcare Rev Mercy
           Hlth Corp Southeastn Ser B (Prerefunded @
           11/15/05)..................................  6.000    11/15/07      2,425,905
  2,500    Lehigh Cnty, PA Gen Purp Auth Hosp Lehigh
           Vy Hlth Network Ser B (FSA Insd)...........  5.000    07/01/31      2,448,700
  6,000    Pennsylvania Intergovtl Coop Auth Spl Tax
           Rev City of Philadelphia Fdg Pgm
           (Prerefunded @ 06/15/03) (FGIC Insd).......  5.350    06/15/07      6,295,980

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$10,000    Pennsylvania St Ctfs Partn Ser A (AMBAC
           Insd)......................................  5.400%   07/01/09   $ 10,417,600
  2,000    Philadelphia, PA Hosp & Higher Ed Fac Auth
           Hosp Rev PA Hosp Rfdg (Escrowed to
           Maturity)..................................  6.350    07/01/07      2,285,600
  1,000    Southeastern, PA Trans Auth PA Spl Rev Ser
           A (FGIC Insd)..............................  4.750    03/01/29        953,590
                                                                            ------------
                                                                              25,896,925
                                                                            ------------
           SOUTH CAROLINA  0.4%
  1,000    South Carolina Jobs Econ Dev Sr Myrtle
           Beach Convention A.........................  6.625    04/01/36      1,010,030
                                                                            ------------

           TENNESSEE  1.1%
  1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           First Mtg Ser B Impt & Rfdg................  8.000    07/01/33      1,671,450
  1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg MTN States Hlth Ser A Rfdg (MBIA
           Insd)......................................  7.500    07/01/25      1,251,450
                                                                            ------------
                                                                               2,922,900
                                                                            ------------
           TEXAS  4.6%
  2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airl Ser A Rfdg (Var Rate
           Cpn).......................................  5.950    05/01/29      1,951,680
  1,500    Houston, TX Arpt Sys Rev Spl Fac
           Continental Airl Ser B.....................  6.125    07/15/17      1,133,640
  2,300    Houston, TX Arpt Sys Rev Sub Lien Ser C
           (FGIC Insd)................................  5.000    07/01/28      2,249,469
  5,000    Houston, TX Pub Impt Ser A Rfdg (FSA
           Insd)......................................  5.375    03/01/15      5,320,300
  1,000    Matagorda Cnty, TX Navig Dist No 1 Rev
           Houston Ltg Rfdg (Var Rate Cpn) (AMBAC
           Insd)......................................  5.125    11/01/28        991,480
                                                                            ------------
                                                                              11,646,569
                                                                            ------------
           UTAH  0.2%
    570    Utah St Hsg Fin Agy Single Family Mtg Sr
           Ser D-2 (Var Rate Cpn) (FHA/VA Gtd)........  6.850    07/01/25        586,365
                                                                            ------------

           WASHINGTON  2.9%
  1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
           Hydro Elec Rev Ser B Rfdg (MBIA Insd)......  5.375    01/01/18      1,023,910
  2,030    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/13      1,192,260

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           WASHINGTON (CONTINUED)
$ 3,380    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/15   $  1,755,842
  3,000    Washington St Ser B........................  5.500%   05/01/18      3,289,710
                                                                            ------------
                                                                               7,261,722
                                                                            ------------
TOTAL INVESTMENTS  98.7%
  (Cost $230,631,050)....................................................    251,031,697
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%..............................      3,371,385
                                                                            ------------

NET ASSETS  100.0%.......................................................   $254,403,082
                                                                            ============

*  Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Asset segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) Security purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
Sch Brd --School Board

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $230,631,050).......................    $251,031,697
Cash........................................................          54,522
Receivables:
  Interest..................................................       4,118,329
  Investments Sold..........................................         641,671
Other.......................................................           2,266
                                                                ------------
    Total Assets............................................     255,848,485
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         994,022
  Investment Advisory Fee...................................         140,232
  Income Distributions--Common and Preferred Shares.........          61,860
  Administrative Fee........................................          21,574
  Affiliates................................................          10,861
Trustees' Deferred Compensation and Retirement Plans........         136,435
Accrued Expenses............................................          80,419
                                                                ------------
    Total Liabilities.......................................       1,445,403
                                                                ------------
NET ASSETS..................................................    $254,403,082
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation.................................      20,400,647
Accumulated Undistributed Net Investment Income.............       1,530,133
Accumulated Net Realized Loss...............................     (11,803,048)
                                                                ------------
    Net Assets Applicable to Common Shares..................     159,403,082
                                                                ------------
NET ASSETS..................................................    $254,403,082
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($159,403,082 divided by
  10,806,700 shares outstanding)............................    $      14.75
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $14,442,157
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,623,122
Preferred Share Maintenance.................................      260,882
Administrative Fee..........................................      249,580
Legal.......................................................       28,708
Trustees' Fees and Related Expenses.........................       27,816
Custody.....................................................       16,860
Other.......................................................      194,417
                                                              -----------
    Total Expenses..........................................    2,401,385
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,040,772
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 4,500,849
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,788,440
  End of the Period.........................................   20,400,647
                                                              -----------
Net Unrealized Appreciation During the Period...............    5,612,207
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $10,113,056
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $22,153,828
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 12,040,772        $ 11,536,828
Net Realized Gain/Loss..............................      4,500,849            (477,188)
Net Unrealized Appreciation During the Period.......      5,612,207           7,078,924
                                                       ------------        ------------
Change in Net Assets from Operations................     22,153,828          18,138,564
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (7,720,647)         (8,212,189)
  Preferred Shares..................................     (3,070,329)         (3,842,502)
                                                       ------------        ------------
Total Distributions.................................    (10,790,976)        (12,054,691)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............................     11,362,852           6,083,873
NET ASSETS:
Beginning of the Period.............................    243,040,230         236,956,357
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,530,133
  and $280,354, respectively).......................   $254,403,082        $243,040,230
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                       -----------------------------
                                                        2001       2000       1999
                                                       -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a).........  $ 13.70    $ 13.14    $ 14.82
                                                       -------    -------    -------
  Net Investment Income..............................     1.10       1.07       1.07
  Net Realized and Unrealized Gain/Loss..............      .94        .61      (1.69)
                                                       -------    -------    -------
Total from Investment Operations.....................     2.04       1.68       (.62)
                                                       -------    -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders......................      .71        .76        .78
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.........................      .28        .36        .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders......................      -0-        -0-        -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.........................      -0-        -0-        -0-
                                                       -------    -------    -------
Total Distributions..................................      .99       1.12       1.06
                                                       -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...................  $ 14.75    $ 13.70    $ 13.14
                                                       =======    =======    =======

Market Price Per Share at End of the Period..........  $ 13.28    $11.250    $11.625
Total Investment Return at Market Price (b)..........   24.99%      3.37%    -15.30%
Total Return at Net Asset Value (c)..................   13.14%     10.41%     -6.35%
Net Assets at End of the Period (In millions)........  $ 254.4    $ 243.0    $ 237.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)..................................    1.55%      1.66%      1.64%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................    7.77%      8.07%      7.47%
Portfolio Turnover...................................      44%        22%        39%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)...............................     .96%      1.00%      1.01%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)....................    5.79%      5.38%      5.50%

SENIOR SECURITIES:
Total Preferred Shares Outstanding...................    3,800      3,800      3,800
Asset Coverage Per Preferred Share (f)...............  $66,948    $63,958    $62,357
Involuntary Liquidating Preference Per Preferred
  Share..............................................  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share.............  $25,000    $25,000    $25,000

 * Non-Annualized

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                           JANUARY 22, 1993
                                                            (COMMENCEMENT
                                                            OF INVESTMENT
YEAR ENDED OCTOBER 31,                                      OPERATIONS) TO
--------------------------------------------------------     OCTOBER 31,
      1998       1997       1996       1995       1994           1993
---------------------------------------------------------------------------
    $  14.35   $  13.67   $  13.72   $  12.28   $  15.25       $  13.81
    --------   --------   --------   --------   --------       --------
        1.09       1.10       1.12       1.15       1.18            .80
         .47        .67       (.07)      1.51      (2.93)          1.33
    --------   --------   --------   --------   --------       --------
        1.56       1.77       1.05       2.66      (1.75)          2.13
    --------   --------   --------   --------   --------       --------
         .78        .78        .79        .88        .94            .55
         .31        .31        .31        .34        .24            .14
         -0-        -0-        -0-        -0-        .03            -0-
         -0-        -0-        -0-        -0-        .01            -0-
    --------   --------   --------   --------   --------       --------
        1.09       1.09       1.10       1.22       1.22            .69
    --------   --------   --------   --------   --------       --------
    $  14.82   $  14.35   $  13.67   $  13.72   $  12.28       $  15.25
    ========   ========   ========   ========   ========       ========

    $14.5625   $ 12.750   $ 11.750   $ 11.875   $ 10.750       $ 14.625
      20.97%     15.55%      5.69%     18.79%    -20.83%          8.26%*
       8.91%     11.01%      5.58%     19.39%    -13.59%         12.82%*
    $  255.2   $  250.1   $  242.7   $  243.3   $  227.7       $  259.8
       1.62%      1.65%      1.67%      1.77%      1.61%          1.49%
       7.47%      7.89%      8.23%      8.74%      8.52%          7.23%
         18%        23%        24%        75%       165%           114%*

       1.01%      1.01%      1.01%      1.06%       .99%          1.02%
       5.35%      5.67%      5.91%      6.14%      6.76%          5.97%

       1,900      1,900      1,900      1,900      1,900          1,900
    $134,297   $131,631   $127,743   $128,047   $119,868       $136,754
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $1,038,979.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $11,803,048 which will expire between October 31, 2002 and October 31, 2008. Of this amount, $2,327,681 will expire on October 31, 2002.

    At October 31, 2001, for federal income tax purposes the cost of long-term investments is $230,631,050; the aggregate gross unrealized appreciation is $21,998,290 and the aggregate gross unrealized depreciation is $1,597,643, resulting in net unrealized appreciation on long-term investments of $20,400,647.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax basis difference relating to a reversal of market discount from prior year totaling $17 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .10% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $8,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $40,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $109,765,539 and $107,748,535, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is generally reset every 28 days through an auction process. At October 31, 2001, the average rate in effect was 1.737%. During the year ended October 31, 2001, the rates ranged from 1.690% to 4.400%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and

Shareholders of Van Kampen

Strategic Sector Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used an significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Sector Municipal Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Wayne W. Whalen.......................................  10,085,454            188,232

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Rod Dammeyer.............................................   3,111                  --

The other trustees whose terms did not expire in 2001 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III and Hugo F. Sonnenschein.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VKS ANR 12/01                                                  Member NASD/SIPC.
                                                                4610L01-AS-12/01